SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
____________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 2, 2016

Stratean Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-53498	87-044945
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

70 North Main Street, Ste. 105 Bountiful, Utah	84010
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 801-244-4405

___________________________________________________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 – Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

The information set forth in Item 5.02 is incorporated into this Item 1.01 by reference.

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Effective May 2, 2016, the Company’s board of directors appointed Todd Thompson to act as the Company’s Secretary. The description of Mr. Thompson’s employment history is set forth below.

Mr. Thompson is a season business professional who has an extensive investment management background.  Mr. Thomson holds a B.S. in Computer Science from the University of Utah and a Masters of Computer Graphic from the Academy of Art University in San Francisco.  Over past five years he has served in senior management positions for the following Companies; CEO and Founder of Trillium Capital, an investment company dealing in commercial and residential real estate transactions; President of RePlay Entertainment Group, where he is responsible for the creation and development of mobile applications; Director of Operations for Cardinal Points, Inc. where he is responsible for managing the creation and sourcing of a wide range of textiles from China and Italy for the United States market. Mr. Thompson will continue to serve in all of these positons in addition to his services as the Company’s Secretary.

Mr. Thompson does not hold and has not held over the past five years any other directorships in any company with a class of securities registered pursuant to Section 12 of the Exchange Act or subject to the requirements of Section 15(d) of the Exchange Act or any company registered as an investment company under the Investment Company Act of 1940.

There are no family relationships between Mr. Thompson and any of the Company’s directors or executive officers.

Aside from the following, Mr. Thompson has not had any material direct or indirect interest in any of the Company’s transactions or proposed transactions over the last two years.

Effective May 2, 2016, the Company entered into an agreement with Mr. Thompson to act as the Company’s Secretary. The agreement will have an initial term of 180 days with a right for the Company to renew following the term. Under the agreement, the Company agreed to compensate Mr. Thompson, based on his performance, with a combination of shares of common stock and cash, not to exceed 150,000 shares of common stock and $150,000.

A copy of the agreement is attached hereto as Exhibit 10.1, and is incorporated herein by reference. The foregoing description of the agreement is qualified in its entirety by reference to the full text thereto.

Section 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description
10.1	Agreement, dated May 2, 2016 with Todd Thompson

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Statean Inc.

/s/ Zachary Bradford
Zachary Bradford Chief Financial Officer

Date: May 9, 2016

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